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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            -------------------

                                 FORM 8-A/A

                               AMENDMENT NO. 2

             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                 PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                               -------------


                       LEUCADIA NATIONAL CORPORATION
---------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)

           New York                                    13-2615557
------------------------------               ------------------------------
    (State of Incorporation                         (I.R.S. Employer
       or Organization)                            Identification No.)

  315 Park Avenue South, New York, New York                    10010
---------------------------------------------          --------------------
       (Address and Telephone Number of                     (Zip Code)
         Principal Executive Offices)


If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1) please check the following box. [_]


If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2) please check the following box. [x]

     Securities to be registered pursuant to Section 12(b) of the Act:


      Title of Each Class                    Name of Each Exchange on Which
      to be so Registered                    Each Class is to be Registered
------------------------------               ------------------------------
$135,000,000 7-7/8%                          New York Stock Exchange
Senior Subordinated Notes
due October 15, 2006


     Securities to be registered pursuant to Section 12(g) of the Act:
                                    None
---------------------------------------------------------------------------
                              (Title of Class)
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     ITEM 1.   Description of Registrant's Securities to be Registered.
               --------------------------------------------------------

               Reference is made to the information contained under the caption "Description of Notes" on pages 10 through 18 of the Prospectus, dated October 16, 1996, filed pursuant to Rule 424(b)(1) by Leucadia National Corporation (the "Company") under the Securities Act of 1933 for a description of the 7-7/8% Senior Subordinated Notes due 2006 (the "Notes") being registered hereby. Such information is incorporated by reference.

     ITEM 2.   Exhibits.
               --------

               1. Form of Note (incorporated herein by reference from Exhibit 4.2 to the Company's Registration Statement on Form S-3, File No. 333-12071).

               2. Form of Indenture between the Company and Fleet National Bank, as Trustee, in respect of the Notes (incorporated herein by reference from Exhibit 4.1 to the Company's Registration Statement on Form S-3, File No. 333-12071).

               3. Pages 10-18 of the Company's Prospectus, dated October 16, 1996 (incorporated herein by reference from the Company's Prospectus, filed on October 17, 1996, pursuant to Rule 424(b)(1) of the Securities Act of 1933).

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                                    SIGNATURE


               Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                        LEUCADIA NATIONAL CORPORATION
                                        -----------------------------
                                                  (Registrant)


     Date:  October 25, 1996

                                        By:  /s/ Joseph A. Orlando
                                             ------------------------------
                                             Joseph A. Orlando,
                                             Vice President and
                                             Chief Financial Officer



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                                  EXHIBIT INDEX


     Exhibit No.            Exhibit Description          Exemption Indication
     -----------            -------------------          --------------------

          1         Form of 7-7/8% Senior Subordinated
                    Note due 2006 (incorporated herein
                    by reference from Exhibit 4.2 to
                    the Company's Registration
                    Statement on Form S-3, File
                    No. 333-12071).

          2 Form of Indenture between the Company and Fleet National Bank, as Trustee, in respect of the 7-7/8% Senior
                    Subordinated Notes due 2006
                    (incorporated herein by reference from
                    Exhibit 4.1 to the Company's
                    Registration Statement on Form S-3, File
                    No. 333-12071).

          3 Pages 10-18 of the Company's Prospectus, dated October 16, 1996 (incorporated herein by reference from the Company's Prospectus, filed on October 17, 1996, pursuant to Rule 424(b)(1) of the Securities Act of 1933).



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